Significant Developments	12 Months Ended
Dec. 31, 2010
Significant Developments [Abstract]
Significant Developments
16.	Significant Developments

In May 2009, a jury in the Superior Court of the State of California for the County of Los Angeles handed down a verdict in the amount of $300 million, plus punitive damages in the amount of $50 million, against Mr. Daily, iPayment's former Chief Executive Officer, in connection with litigation over Mr. Daily's beneficial ownership in us. This lawsuit was brought against Mr. Daily individually and not in his capacity as the Chairman and Chief Executive Officer or Director of iPayment. Neither the Company, nor any other shareholders, officers, employees or directors were a party to this action. In response to the verdict, Mr. Daily filed for personal bankruptcy protection under Chapter 11 of the United States Bankruptcy Code in Nashville, Tennessee. On April 8, 2010, the bankruptcy court ordered the appointment of a trustee to administer the estate of Mr. Daily.

Notes to audited consolidated financial statements – (Continued)

The Company has entered into a new lease through November 2019 for 31,665 square feet in Westlake Village, California that commenced in December 2009. In December 2009, the Calabasas operating center moved from its current location in Calabasas, California to the new location in Westlake Village, California. Annual commitments under this lease will approximate $0.8 million.

In August 2009, the Company entered into an eighth amendment to the Service Agreement, dated as of July 1, 2002, as amended by amendments dated October 25, 2002, November 27, 2002, January 8, 2004, July 11, 2005 and September 29, 2006, with FDMS. The amendment sets forth a new schedule of fees charged by FDMS for processing services and extends the term of the Service Agreement to December 31, 2014. The Company also amended its Sponsorship Agreement with FDMS and Wells Fargo Bank, N.A. to be coterminous with the FDMS Service Agreement.